UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2016

GENERAL COMMUNICATION, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-15279	92-0072737
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 27, 2016, the Board of Directors (the "Board") of General Communication, Inc. (“GCI”) amended and restated its bylaws. The amended and restated bylaws include, among other things, revisions that:

•
Set the date of the annual meeting to be either the last Monday of June each year at a time to be designated by the Board, or at another time and date designated by the Board and stated in the notice of meeting.

•	Modified the record date provision to establish the record date in the event that no fixed record date is established by the Board.

•
Updated the requirements for a notice by a shareholder to nominate a person or persons to the Board of Directors of GCI or to otherwise make proposals for business to be conducted at a shareholder meeting.

•	Changed the vote of the Board to remove any officer or agent of GCI appointed by the Board from 75 percent to a majority vote of the Board.

•	Removed employees and agents from mandatory indemnification provisions.

The foregoing description of the amended bylaws is not complete and is qualified in its entirety by the text of the Amended and Restated Bylaws of General Communication, Inc., which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2016 annual shareholder meeting on June 27, 2016. The following matters were each submitted to a vote of shareholders through the solicitation of proxies or otherwise:

1.	Election of directors - Three individuals were each elected to a three-year term on our classified board of directors.

2.
Ratification of appointment of accounting firm - Appointment of Grant Thornton LLP by our board's Audit Committee as the Company's independent registered public accounting firm for the year ended December 31, 2016, was ratified.

The voting results from the Annual Meeting on the election of directors and ratification of appointment of accounting firm as as follows:

Item	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
Election of Directors -
Scott M. Fisher	54,047,080	290,478	—	89,920	5,514,933
William P. Glasgow	53,513,596	824,022	—	89,860	5,514,933
James M. Schneider	53,062,339	1,295,118	—	70,021	5,514,933
Ratification of Accounting Firm	59,815,517	45,767	—	81,127	—

Items 9.01 - Exhibits

Exhibit 3.1 - Amended and Restated Bylaws of the Company June 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: June 29, 2016

	By	/s/ Peter Pounds
Name: Peter Pounds
Title: Senior Vice President,
Chief Financial Officer
and Secretary
(Principal Financial Officer)